Exhibit 99.7

Consent of Independent Auditor

We consent to the incorporation by reference included in the Registration Statements (Nos. 333-21349, 333-21351, 333-45315, 333-62196, 333-115109 and 333-169169) on Form S-8 of The Eastern Company of our report dated May 8, 2017, relating to the consolidated financial statements of Velvac Holdings, Inc, appearing in this Current Report on Form 8-K/A.

/s/RSM US LLP
RSM US LLP

Milwaukee, Wisconsin
June 19, 2017